UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Star Holdings

(Exact name of registrant as specified in its charter)

Maryland	001-41572	37-6762818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza 51st Floor New York, New York	10119
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 930-9400

1114 Avenue of the Americas, 39th Floor

New York, NY 10036

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, $0.001 par value	STHO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

On October 9, 2026, STAR Investment Holdings SPV LLC (“STAR SPV”), a wholly-owned subsidiary of Star Holdings (the "Company"), as borrower, entered into Amendment No. 5 (“Amendment No. 5”) to its margin loan agreement with Morgan Stanley Senior Funding, Inc. as administrative agent, Morgan Stanley & Co. LLC, as calculation agent, and Morgan Stanley Bank N.A., as initial lender. Amendment No. 5, among other things: (i) reduces the "Share Price Trigger Threshold" that would trigger a mandatory prepayment of the margin loan from $10.00 to $8.00 with respect to the underlying collateral shares of Safehold common stock; (ii) terminates the delayed draw commitment of up to $15.8 million, which was undrawn at the date of the amendment; and (iii) lowers the loan-to-value ratios that would require STAR SPV to post additional collateral with the lender or permit STAR SPV to request a release of collateral under the agreement.

Before giving effect to Amendment No. 5, the Margin Loan Facility had an outstanding principal balance of approximately $46.5 million. The Margin Loan Facility is secured by a first priority pledge of the shares of Safehold common stock beneficially owned by Star Holdings.

The description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is included or incorporated by reference as an exhibit to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 to Margin Loan Agreement, dated as of October 9, 2026, by and among Star Investment Holdings SPV LLC, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc. and Morgan Stanley & Co. LLC. (including an amended version of the Margin Loan Agreement, dated as of March 31, 2023, reflecting all previous amendments).*

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2026

Star Holdings

By:	/s/ Brett Asnas
	Name:	Brett Asnas
	Title:	Chief Financial Officer (principal financial officer)